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                                                                   EXHIBIT 10.27

                 AMENDMENT TO COST AND EXPENSE SHARING AGREEMENT

         This Amendment is made as of the 1st day of March, 2001, by and between Benson Mineral Group, Inc. ("BMG") and United States Exploration, Inc. ("Company").

                                    RECITALS

         BMG and Company are parties to a Cost and Expense Sharing Agreement dated August 7, 1997, as amended by a letter agreement dated February 21, 2000 (the "Agreement"). The term of the Agreement ends upon the termination of the Executive Employment Agreement between Company and Bruce D. Benson. In order to assure Company a reasonable period to make other arrangements to obtain the facilities, personnel and services that it may be obtaining under the Agreement at the time of termination, the parties wish to provide for advance notice to Company of the termination of the Agreement.

                                    AGREEMENT

         Accordingly, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BMG and Company agree that the first sentence of
Section 8 of the Agreement is amended to read in its entirety as follows:

         This Agreement shall remain in effect until the later of (a) the termination of the Executive Employment Agreement of even date herewith between Bruce D. Benson and the Company, as from time to time amended, or (b) the date specified in a written notice to Company from BMG, which date shall not be less than 60 days after such notice is given.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                    BENSON MINERAL GROUP, INC.


                                    By:  /s/ Bruce D. Benson
                                         ---------------------------------------
                                             Bruce D. Benson, President


                                    UNITED STATES EXPLORATION, INC.


                                    By: /s/ F. Michael Murphy
                                        ----------------------------------------
                                            F. Michael Murphy, Vice President